UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2021

PAYLOCITY HOLDING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-36348	46-4066644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 American Lane

Schaumburg, Illinois, 60173

(Address of principal executive offices, including zip code)

(847) 463-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCTY	The NASDAQ Global Select Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2021, the Company’s Board of Directors (“Board”) appointed Nicholas Rost as the Company’s Vice President and Chief Accounting Officer. Also, effective September 21, 2021, the Company’s current Chief Accounting Officer, Andrew Cappotelli, was appointed as the Company’s Chief Compliance/Risk Officer and Vice President of Client Tax Operations, reporting to the CFO. Mr. Rost, age 41, has served as Corporate Controller of the Company since May 2019. From May 2017 through May 2019, Mr. Rost held various financial leadership roles at Joyson Safety Systems, including Chief Accounting Officer and Executive Director of Financial Planning and Analysis. From 2003 until May 2017, Mr. Rost held various roles at PricewaterhouseCoopers LLP, a registered public accounting firm, last serving as a Senior Manager in the Assurance Practice. Mr. Rost earned his B.S.B.A degree in Accounting Information Systems from Central Michigan University. He is also a Certified Public Accountant.

In connection with his appointment, Mr. Rost was granted a base salary of $240,000, will be eligible to receive an annual incentive bonus with a target value of 40% of Mr. Rost’s base salary and restricted stock units with a grant date value of $230,000, subject to standard terms and conditions of the Company’s Equity Incentive Plan.

Mr. Rost is not a party to any material plan, contract or arrangement with the Company, nor has any other material plan, contract or arrangement to which he is a party been modified as a result of Mr. Rost’s appointment described above.

There is no arrangement or understanding between Mr. Rost and any other person pursuant to which he was selected as an officer of the Company and there are no family relationships between Mr. Rost and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Mr. Rost has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLOCITY HOLDING CORPORATION

Date: September 22, 2021	By:	/s/ Toby J. Williams
Toby J. Williams
Chief Financial Officer